Summary Prospectus Supplement dated June 10, 2011
The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Series I and Series II shares of the Fund listed below:
Invesco V.I. International Growth Fund
Effective August 31, 2011, the following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Clas Olsson	Portfolio Manager (lead)	1997
Shuxin Cao	Portfolio Manager	2003
Matthew Dennis	Portfolio Manager	2003
Jason Holzer	Portfolio Manager	1999
Mark Jason	Portfolio Manager	2011”